UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 16, 2016

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	None	26-2222607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip Code)

(612) 746-1944

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 16, 2016, GWG Holdings, Inc. issued a press release reporting the financial results for its fiscal quarter ended June 30, 2016.

Item 7.01 Regulation FD Disclosure.

As indicated in Item 2.02, on August 16, 2016, GWG Holdings, Inc. issued a press release.

The information in this report on Form 8-K is furnished to, but not filed with, the Securities and Exchange Commission solely under Items 2.02 “Results of Operations and Financial Condition” and 7.01 “Regulation FD Disclosure.” A copy of the press release reporting the information included in Items 2.02 and 7.01 is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

99.1	GWG Holdings, Inc. Press Release dated August 16, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings, Inc.

Date: August 16, 2016	By:	/s/ William Acheson
William Acheson
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	GWG Holdings, Inc. Press Release dated August 16, 2016